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                                                                   Exhibit 10.28

                    GNE INVESTMENTS, INC. SECURITY AGREEMENT
                       (IN FAVOR OF THE COLLATERAL AGENT)

THIS SECURITY AGREEMENT, dated as of June 17, 2002 (this "SECURITY AGREEMENT") is entered into by and between GNE Investments, Inc., a Washington corporation (the "GRANTOR"), and The Bank of New York, in its capacity as trustee (in such capacity, the "TRUSTEE") and collateral agent (in such capacity, the "COLLATERAL AGENT") under the Indenture referred to below.

WHEREAS:

(A) Pursuant to the terms, conditions and provisions of the Indenture dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "INDENTURE") among H&E Equipment Services L.L.C., a Louisiana limited liability company ("H&E"), H&E Finance Corp., a Delaware corporation (together with H&E, each individually an "ISSUER" and collectively the "ISSUERS"), the Grantor, as a guarantor, together with the other guarantors named therein and the Collateral Agent, the Issuers are issuing, as of the date hereof $200,000,000 of 11?% Senior Secured Notes due 2012, and may, from time to time, issue additional notes in accordance with the provisions of the Indenture (collectively, the "NOTES");

(B) Pursuant to that certain GNE Investments, Inc. Security Agreement dated as of the date hereof by the Grantor in favor of General Electric Capital Corporation, as collateral agent for the secured parties therein (the "CREDIT AGREEMENT AGENT") (such document, as amended, modified or supplemented from time to time, the "PRIORITY SECURITY AGREEMENT"), the Grantor has granted to the Credit Agreement Agent a first-priority lien and security interest in the Collateral (as defined below) pursuant to the Credit Agreement dated as of June 17, 2002 (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT") among H&E, Great Northern Equipment, Inc., a Montana corporation (together with the Grantor, each individually, a "BORROWER", and collectively, and jointly and severally, the "BORROWERS"), the other Persons named therein as lenders from time to time (the "LENDERS"), the Grantor, as a credit party, together with the other Persons named therein as credit parties (the "CREDIT PARTIES"), Credit Agreement Agent, as Arranger, Bank of America, N.A., as Syndication Agent and Fleet Capital Corporation, as Documentation Agent, the Lenders have agreed to make available to Borrowers, upon the terms and conditions thereof, certain revolving credit facilities;

(C) In order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor, pursuant to the terms of the Indenture, has agreed to grant the Collateral Agent a continuing Lien on the Collateral (as defined below) and a security interest in the Collateral in accordance with this Security Agreement; and

(D)  To the extent and upon the terms set forth in Article 10 of the Indenture,
     (i) the Liens granted by this Security Agreement as security for the Secured Obligations upon any and all of the Collateral are subordinate in ranking to all present and future Priority Liens upon any and all of the Collateral; and (ii) the Note Liens upon any and all Collateral will be of equal ranking with all present and future Parity Liens.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor hereby agrees with the Trustee as the Collateral Agent for the benefit of all the present and future Holders of Secured Obligations (as defined below) as follows:

1.   DEFINED TERMS

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          (a) Unless otherwise defined herein, terms defined in the Indenture and used herein have the meanings given to them in the Indenture. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the New York Uniform Commercial Code (the "CODE") to the extent the same are used or defined therein.

          (b) The following shall have (unless otherwise provided elsewhere in this Security Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                 "ACCOUNT DEBTOR" means any Person who may become obligated to an Obligor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible);

                 "ACCOUNTS" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Obligor including
                 (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Obligor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Obligor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Obligor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Obligor or in connection with any other transaction (whether or not yet earned by performance on the part of such Obligor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing;

                 "CHATTEL PAPER" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Obligor;

                 "COLLATERAL" has the meaning assigned to such term in Section 2 hereof;

                 "CONTRACTS" means all "contracts," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Obligor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account;

                 "COPYRIGHT LICENSE" means any and all rights now owned or hereafter acquired by any Obligor under any written agreement granting any right to use any Copyright or Copyright registration;

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                 "COPYRIGHT SECURITY AGREEMENTS" means the Copyright Security
                 Agreements made in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations by each applicable Obligor;

                 "COPYRIGHTS" means all of the following now owned or hereafter acquired by any Obligor: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof;

                 "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Obligor;

                 "DOCUMENTS" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, wherever located;

                 "EQUIPMENT INVENTORY" means Inventory of any Borrower consisting of equipment held for sale or lease to third parties and equipment while on lease to third parties;

                 "FIXTURES" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Obligor;

                 "GENERAL INTANGIBLES" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, including all right, title and interest that such Obligor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

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                 "GOODS" means all "goods" as defined in the Code, now owned or hereafter acquired by any Obligor, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals;

                 "HOLDERS OF SECURED OBLIGATIONS" means the Holders of Notes and all other Persons who at any time hold or acquire any interest in, or any right to enforce, any of the Secured Obligations;

                 "INSTRUMENTS" means any "instrument," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper;

                 "INTELLECTUAL PROPERTY" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks;

                 "INVENTORY" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Obligor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Obligor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software;

                 "INVESTMENT PROPERTY" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by any Obligor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Obligor, including the rights of any Obligor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Obligor; (iv) all commodity contracts of any Obligor; and (v) all commodity accounts of any Obligor;

                 "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Obligor, including rights to payment or performance under a letter of credit, whether or not such Obligor, as beneficiary, has demanded or is entitled to demand payment or performance;

                 "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Obligor;

                 "PATENT LICENSE" means rights under any written agreement now owned or hereafter acquired by any Obligor granting any right with respect to any invention on which a Patent is in existence;

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                 "PATENT SECURITY AGREEMENTS" means the Patent Security
                 Agreements made in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations by each applicable Obligor;

                 "PATENTS" means all of the following in which any Obligor now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof;

                 "P&E" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Obligor, wherever located and, in any event, including all such Obligor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto. P&E excludes Equipment Inventory and Fixtures;

                 "PROCEEDS" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Obligor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Obligor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Obligor against third parties
                 (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Obligor against third parties with respect to any litigation or dispute concerning any of the Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral;

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                 "SECURED OBLIGATIONS" means all liability of the Grantor,
                 whenever incurred or arising, under, for or in respect of the Notes, the Guarantees and any and all other present and future Note Obligations;

                 "SPECIFIED PRIORITY LIEN" means the Lien on the Collateral granted by the Grantor to the Credit Agreement Agent for the benefit of the Lenders under the Priority Security Agreement which Lien has priority to the Lien hereof to the extent and on the terms set forth in Article 10 of the Indenture;

                 "STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934);

                 "SUPPORTING OBLIGATIONS" means all "supporting obligations" as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property;

                 "TRADEMARK SECURITY AGREEMENTS" means the Trademark Security Agreements made in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations by each applicable Obligor;

                 "TRADEMARK LICENSE" means rights under any written agreement now owned or hereafter acquired by any Obligor granting any right to use any Trademark; and

                 "TRADEMARKS" means all of the following now owned or hereafter existing, adopted or acquired by any Obligor: (a) all trademarks, trade names, limited liability company names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, and (c) all goodwill associated with or symbolized by any of the foregoing.

2.   GRANT OF LIEN

     (a) To secure the prompt and complete payment, performance and observance of all of the Secured Obligations, the Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Trustee as the Collateral Agent for the benefit of all of the present and future Holders of Secured Obligations, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by

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          or to, or leased from or to the Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"), including:

          (i)    all Accounts;

          (ii)   all Chattel Paper;

          (iii)  all Documents;

          (iv) all General Intangibles (including payment intangibles and software, but excluding any Contract that by its terms prohibits any Lien, where such prohibition is effective under applicable law, including Sections 9-406 and 9-408 of the
                 Code);

          (v)    all Goods (including Inventory, P&E and Fixtures);

          (vi)   all Instruments;

          (vii)  all Investment Property;

          (viii) all Deposit Accounts;

          (ix)   all money, cash or cash equivalents of the Grantor;

          (x) all Supporting Obligations and all Letter-of-Credit Rights of the Grantor;

          (xi)   all commercial tort claims; and

          (xii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing;

          PROVIDED, that the Collateral shall not include any property which is an Excluded Asset for as long as such property is an Excluded Asset, but if any such property at any time ceases to be an Excluded Asset, it shall immediately and automatically become part of the Collateral without need for any additional grant of a security interest therein.

     (b) In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Trustee and the Initial Purchasers as aforesaid, the Grantor hereby grants to the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, a right of setoff against the property of the Grantor held by the Credit Agreement Agent, the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to the Credit Agreement Agent, the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations, for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power.

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3.   THE COLLATERAL AGENT'S RIGHTS; LIMITATIONS ON THE COLLATERAL AGENT'S
     OBLIGATIONS

     (a) It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Trustee, the Collateral Agent nor any present or future Holder of Secured Obligations shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations of any payment relating to any Contract or License pursuant hereto. Neither the Trustee, the Collateral Agent nor any present or future Holder of Secured Obligations shall be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Subject to Article 10 of the Indenture, the Collateral Agent may at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-off against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to the Grantor, notify Account Debtors and other Persons obligated on the Collateral that the Collateral Agent has a security interest therein, and that payments shall be made directly to the Collateral Agent . Upon the request of the Collateral Agent, the Grantor shall notify Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral, the Grantor shall not give any contrary instructions to such Account Debtor or other such Person without the Collateral Agent's prior written consent.

     (c) Subject to Article 10 of the Indenture, the Collateral Agent may at any time in the name of the Grantor or if an Event of Default shall have occurred and be continuing, in the Collateral Agent's own name, or in the name of a nominee of the Collateral Agent, communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper and/or payment intangibles to verify with such Persons, to the Collateral Agent's satisfaction, the existence, amount and terms of, and any other matter relating to, any such Accounts, Contracts, Instruments or Chattel Paper and/or payment intangibles. If a Default or Event of Default shall have occurred and be continuing, the Grantor, at its own expense, shall cause the independent certified public accountants then engaged by the Grantor to prepare and deliver to the Collateral Agent at any time and from time to time promptly upon the Collateral Agent's request the following reports with respect to the Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and
          (iv) a test verification of such Accounts as the Collateral Agent may request. The Grantor, at its own expense, shall deliver to the Collateral Agent the results of each physical verification, if any, which the Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

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4.   REPRESENTATIONS AND WARRANTIES

     The Grantor represents and warrants that:

     (a) The Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Liens (which Permitted Liens include the Specified Priority Lien).

     (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by the Grantor in favor of the Credit Agreement Agent pursuant to the Credit Agreement or the other Priority Lien Documents; (ii) by the Grantor in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations pursuant to this Security Agreement or the other Note Documents; and (iii) in connection with any other Permitted Liens pursuant to the Indenture.

     (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements in the filing offices listed on Schedule I hereto, a perfected Lien in favor of the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Priority Liens and Permitted Liens that would be prior to Liens in favor of the Collateral Agent as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from the Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by the Grantor reasonably necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

     (d) Schedule II hereto lists all Instruments, Letter-of-Credit Rights and Chattel Paper of the Grantor. All action by the Grantor necessary or desirable to protect and perfect the Lien of the Collateral Agent on each item set forth on Schedule II (including the delivery of all originals thereof to the Collateral Agent and the legending of all Chattel Paper as required by Section 5(b) hereof; PROVIDED that prior to the Discharge of Priority Lien Indebtedness, such items need not be delivered to the Collateral Agent so long as they are held by the Credit Agreement Agent) has been duly taken. The Lien of the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, on the Collateral listed on Schedule II hereto is prior to all other Liens, except for Specified Priority Liens and Permitted Liens that would be prior to the Liens in favor of the Collateral Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from the Grantor.

     (e) The Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of the Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by the Grantor's state of incorporation or organization or a statement that no such number has been issued, the Grantor's state of organization or incorporation, the location of the Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule III hereto.

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     (f)  With respect to the Accounts, (i) they represent bona fide sales of
          Inventory or rendering of services to Account Debtors in the ordinary course of the Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) except as permitted under the Credit Agreement, there are no setoffs, claims or disputes existing or asserted with respect thereto and the Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by the Grantor in the ordinary course of its business for prompt payment and disclosed to the Collateral Agent; (iii) to the Grantor's knowledge, there are no facts, events or occurrences which are not permitted under the Credit Agreement which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on the Grantor's books and records and any invoices and statements delivered to the Collateral Agent with respect thereto; and (iv) the Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and collateral reports which may be delivered to the Credit Agreement Agent or the Collateral Agent with respect thereto are actually and absolutely owing to the Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Blocked Accounts, to Credit Agreement Agent or to the Collateral Agent; and (z) to the Grantor's knowledge, all Account Debtors have the capacity to contract.

     (g) With respect to any Inventory, (i) such Inventory is located at one of the Grantor's locations set forth on Schedule III hereto, PROVIDED that upon 15 days' prior written notice to the Collateral Agent and upon the Collateral Agent having filed UCC-1 financing statements, the Grantor may amend Schedule III; (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without the Collateral Agent's prior consent, which shall not be unreasonably withheld, and if the Collateral Agent gives such consent, the Grantor will concurrently therewith obtain, to the extent required by the Indenture, bailee, landlord and mortgagee agreements; (iii) the Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Priority Liens, the Lien granted to the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, and Permitted Liens pursuant to the Indenture; (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, tradename or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition; and (v) the completion of manufacture, sale or other disposition of such Inventory by the Collateral Agent following an Event of Default shall not require the consent of any Person other than as provided in the Indenture and shall not constitute a breach or default under any contract or agreement to which the Grantor is a party or to which such property is subject.

     (h) The Grantor has no interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule IV hereto. This Indenture is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of the Collateral Agent on the Grantor's Patents, Trademarks

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          (other than state registered trademarks) and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from the Grantor. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on
          Schedule I hereto, all action necessary or desirable to protect and perfect the Collateral Agent's Lien on the Grantor's Patents, Trademarks (other than state registered trademarks) or Copyrights shall have been duly taken.

     (i) The Grantor does not hold for sale or lease or lease as lessor any goods that are covered by a certificate of title statute of any state other than goods of a kind that it is in the business of selling.

     (j)  All motor vehicles owned by the Grantor which are P&E are listed on
          Schedule V hereto, by model, model year and vehicle identification number ("VIN") except in respect to any vehicles which are Excluded Assets. The Grantor shall provide notice to the Collateral Agent of, and deliver to the Collateral Agent motor vehicle title certificates for, all motor vehicles that are P&E and that are covered by a certificate of title from time to time owned by it, and shall cause such title certificates to be filed (with the Collateral Agent's lien noted thereon) in the appropriate state motor vehicle filing office; PROVIDED that prior to the Discharge of Priority Lien Indebtedness, such motor vehicle title certificates need not be delivered to the Collateral Agent so long as they are held by the Credit Agreement Agent.

5.   COVENANTS

     The Grantor covenants and agrees with the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, that from and after the date of this Security Agreement and until the date of termination of the Liens and this Security Agreement:

     (a)  Further Assurances: Pledge of Instruments; Chattel Paper.

          (i) At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the Collateral Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Collateral Agent of any License or Contract held by the Grantor and to enforce the security interests granted hereunder; and
                 (B) filing any financing or continuation statements under the Uniform Commercial Code with respect to the Liens granted hereunder or under the Indenture or any other Note Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

          (ii) Unless the Collateral Agent shall otherwise consent in writing (which consent may be revoked), then upon, and concurrently with, the discharge of Priority Lien Indebtedness, without notice or demand, the Grantor shall deliver to the Collateral Agent all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock

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                 powers, allonges or other instruments of transfer executed in blank) promptly after such the Grantor receives the same.

          (iii) The Grantor shall obtain or use its commercially reasonable best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and the Grantor shall in all instances obtain signed acknowledgements of the Collateral Agent's Liens from bailees having possession of any of the Grantor's Goods that they hold for the benefit of Credit Agreement Agent or the Collateral Agent.

          (iv) The Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction; or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor; and
                 (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Grantor agrees to furnish any such information to the Collateral Agent promptly upon request. The Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          (v) The Grantor shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify the Collateral Agent of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Credit Agreement Agent and the Collateral Agent, the Grantor shall enter into a supplement to this Security Agreement, granting to the Collateral Agent a Lien in such commercial tort claim.

     (b)  Maintenance of Records

          The Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If in accordance with, and to the extent consistent with, the terms of the Indenture, the Grantor retains possession of any Chattel Paper or Instruments with the Collateral Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders and of The Bank of New York, as the Collateral Agent, for the benefit of the Collateral Agent and certain holders of Senior Notes."

     (c)  Covenants Regarding Patent, Trademark and Copyright Collateral

          (i) The Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding the Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (ii) In no event shall the Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Collateral Agent prior written notice thereof, and, upon request of the Collateral Agent, the Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as the Collateral Agent may request to evidence the Collateral Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of the Grantor relating thereto or represented thereby.

          (iii) The Grantor shall take all actions necessary or requested by the Collateral Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

          (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor shall notify the Collateral Agent promptly after the Grantor learns thereof. The Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Collateral Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

  (d)     Indemnification

          In any suit, proceeding or action brought by the Trustee, the Collateral Agent or any present of future Holder of Secured Obligations relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Grantor will save, indemnify and keep the Trustee, the Collateral Agent and the present and future Holders of Secured Obligations harmless from and against all reasonable expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, except in the case of the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations, to the extent such expense, loss or damage is attributable solely to the gross negligence or willful misconduct of the Trustee, the Collateral Agent or such present or future Holder of Secured Obligations as finally determined by a court of competent jurisdiction. All such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations.

     (e)  Compliance with Terms of Accounts, etc.

          In all material respects, the Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

     (f)  Limitation on Liens on Collateral

          The Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens (including Specified Priority Liens), and will defend the right, title and interest of the Trustee, the Collateral Agent and the present and future Holders of Secured Obligations in and to any of the Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

     (g)  Limitations on Disposition

          The Grantor will not sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Indenture.

     (h)  Notices

          The Grantor will advise the Collateral Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral; and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under the Indenture or any other Note Document.

     (i)  Further Identification of Collateral

          The Grantor will, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in such detail as the Collateral Agent may specify.

     (j)  Good Standing Certificates

          At the request of the Collateral Agent, but not more frequently than once during each calendar quarter, the Grantor shall, unless the Collateral Agent shall otherwise consent, provide to the Collateral Agent a certificate of good standing from its state of incorporation or organization.

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     (k)  No Reincorporation

          Without limiting the prohibitions on Change of Control involving the Grantor contained in the Indenture, the Grantor shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of the Collateral Agent.

     (l)  Terminations; Amendments Not Authorized

          The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to the Grantor's rights under Section 9-509(d)(2) of the Code.

     (m)  Authorized Terminations

          All security interests granted herein shall continue until released in accordance with the Indenture.

     (n)  Government Contracts

          The Grantor agrees that if they are a party to any contract or agreement with any Governmental Authority they will, if requested by the Collateral Agent, take such actions as may be necessary to comply with the Federal Assignment of Claims Act, as amended (31 U.S.C.
          Section 3727) or any similar state or local law pursuant to which the consideration due the Grantor thereunder is $3,000,000 or more in the aggregate.

6.   THE COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT

     On the Closing Date, the Grantor shall execute and deliver to the Collateral Agent powers of attorney (collectively, the "POWER OF ATTORNEY") substantially in the forms attached hereto as Exhibit A-1 and A-2, respectively. The powers of attorney granted pursuant to the Power of Attorney are powers coupled with an interest and shall be irrevocable until the payment and performance in full of the Secured Obligations. The powers conferred on the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, under the Power of Attorney are solely to protect the Collateral Agent's interests (for the benefit of the present and future Holders of Secured Obligations) in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent agrees that (a) except for the powers granted in clause
     (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, (b) the exercise of any power or authority granted under the Power of Attorney shall be subject to Article 10 of the Indenture, and
     (c) the Collateral Agent shall account for any moneys received by the Collateral Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that neither the Collateral Agent nor any present or future Holder of Secured Obligations shall have any duty as to any Collateral, and the Collateral Agent and the present and future Holders of Secured Obligations shall be accountable only for amounts they actually receive as a result of the exercise of such powers. NONE OF THE COLLATERAL AGENT, THE PRESENT OR FUTURE HOLDERS OF SECURED OBLIGATIONS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR

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     FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT
     OF DAMAGES TO THE EXTENT ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7.   REMEDIES; RIGHTS UPON DEFAULT

     (a) Subject to Article 10 of the Indenture: (i) in addition to all other rights and remedies granted to it under this Security Agreement, the Indenture, the other Note Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise all rights and remedies of a secured party under the Code; (ii) without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of the Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Grantor or any other Person notice and opportunity for a hearing on the Collateral Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk; (iii) the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the present and future Holders of Secured Obligations, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases; (iv) such sales may be adjourned and continued from time to time with or without notice; (v) the Collateral Agent shall have the right to conduct such sales on the Grantor's premises or elsewhere and shall have the right to use the Grantor's premises without charge for such time or times as the Collateral Agent deems necessary or advisable; (vi) if any Event of Default shall have occurred and be continuing, the Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at a place or places designated by the Collateral Agent which are reasonably convenient to the Collateral Agent and the Grantor, whether at the Grantor's premises or elsewhere; (vii) until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent; (viii) the Collateral Agent shall have no obligation to the Grantor to maintain or preserve the rights of the Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Collateral Agent; (ix) the Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent's remedies (for the benefit of the present and future Holders of Secured Obligations), with respect to such appointment

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          without prior notice or hearing as to such appointment; (x) the
          Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Indenture, and only after so applying such net proceeds, and after the payment by the Collateral Agent for application to amounts secured by the Priority Lien and after payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Grantor; (xi) to the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations arising out of the repossession, retention or sale of the Collateral except to the extent arising out of the gross negligence or willful misconduct of the Trustee, the Collateral Agent or such present or future Holder of Secured Obligations as finally determined by a court of competent jurisdiction; (xii) the Grantor agrees that ten (10) days prior notice by the Collateral Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters; and
          (xiii) the Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all of the Secured Obligations, including any attorneys' fees or other expenses incurred by the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations to collect such deficiency.

     (b) Except as otherwise specifically provided herein, the Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Indenture or any Collateral.

     (c) To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent (i) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;
          (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment; (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral; or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the

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          Collateral Agent in the collection or disposition of any of the
          Collateral. The Grantor acknowledges that the purpose of this
          Section 7(c) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in the Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c). Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to the Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

     (d) Neither the Trustee, the Collateral Agent nor any present or future Holders of Secured Obligations shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither the Trustee, the Collateral Agent nor any present or future Holders of Secured Obligations shall be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under the Indenture or any other Note Document shall be cumulative. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

8.   GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY

     For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent, for the benefit of the Collateral Agent for the present and future Holders of Secured Obligations, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9.   LIMITATION ON THE COLLATERAL AGENT'S DUTY IN RESPECT OF COLLATERAL

     The Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any present or future Holder of Secured Obligations shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such present or future

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     Holder of Secured Obligations, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10.  REINSTATEMENT

     This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.  NOTICES

     Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for under the Indenture.

12.  SEVERABILITY

     Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Indenture and the other Note Documents which, taken together, set forth the complete understanding and agreement of the Trustee, the Collateral Agent, the present and future Holders of Secured Obligations and the Grantor with respect to the matters referred to herein and therein.

13.  NO WAIVER; CUMULATIVE REMEDIES

     Neither the Trustee, the Collateral Agent nor any present or future Holders of Secured Obligations shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Trustee, the Collateral Agent or any present or future Holder of Secured Obligations, any right, power or

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     privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Collateral Agent and the Grantor.

14.  LIMITATION BY LAW

     All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

15.  ASSIGNMENT

     The Collateral Agent may assign all of its rights and delegate all of its obligations hereunder to any successor Collateral Agent as provided in the Indenture. The Collateral Agent and each Holder of Secured Obligations may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Indenture, and the holder of such instrument shall be entitled to the benefits of this Security Agreement.

16.  TERMINATION OF THIS SECURITY AGREEMENT

     The security interests granted hereby shall continue in full force and effect until released in accordance with the provisions of the Indenture.

17.  SUCCESSORS AND ASSIGNS

     This Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor (including any debtor-in-possession on behalf of the Grantor) and shall, together with the rights and remedies of the Trustee, the Collateral Agent, and the present and future Holders of Secured Obligations, hereunder, inure to the benefit of the Trustee, the Collateral Agent, and the present and future Holders of Secured Obligations, their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, hereunder. The Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

18.  COUNTERPARTS

     This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

19.  GOVERNING LAW

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     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE INDENTURE OR ANY OTHER NOTE
     DOCUMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR, THE TRUSTEE, THE COLLATERAL AGENT OR ANY OF THE PRESENT OR FUTURE HOLDERS OF SECURED OBLIGATIONS PERTAINING TO THIS SECURITY AGREEMENT, THE INDENTURE OR ANY OF THE OTHER NOTE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT THE INDENTURE OR ANY OF THE OTHER NOTE DOCUMENTS, PROVIDED, THAT THE TRUSTEE, THE COLLATERAL AGENT, ANY OF THE PRESENT OR FUTURE HOLDERS OF SECURED OBLIGATIONS AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE COLLATERAL AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF COLLATERAL AGENT. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH IN THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

20.  WAIVER OF JURY TRIAL

     BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE

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     TRUSTEE, THE COLLATERAL AGENT, THE PRESENT OR FUTURE HOLDERS OF SECURED
     OBLIGATIONS AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER NOTE DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

21.  INDEMNIFICATION

     The Grantor will pay, reimburse the Trustee, the Collateral Agent and the Holders of Notes for, and to the fullest extent lawful defend and indemnify each of them against, all claims, liabilities, taxes, costs and expenses of every type and nature (including, without limitation, the reasonable fees and charges of attorneys, advisors, auditors and consultants acting for any of them) incurred by any of them as a result of or in connection with the creation, perfection, protection or enforcement of the security interests granted hereby or the exercise or enforcement of any right or remedy under this Security Agreement or to prove, preserve, protect or enforce any such security interest or any claim based upon such security interests in any lawsuit, bankruptcy case or other insolvency or liquidation proceeding.

     In accepting, holding and enforcing the security interests, rights and remedies granted hereby or arising hereunder or otherwise acting as Collateral Agent, the Collateral Agent may rely upon and enforce each and all of the provisions of Article 7 of the Indenture conferring any rights, powers, immunities, indemnities or benefits upon the Trustee, including (without limitation) the indemnification provided by Section 7.07(a) of the Indenture, and the Grantor agrees to be bound by each and all of such provisions as fully as if set forth at length herein.

22.  SECTION TITLES

     The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

23.  NO STRICT CONSTRUCTION

     The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

24.  ADVICE OF COUNSEL

     Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of
     Section 19 and Section 20, with its counsel.

25.  BENEFIT OF HOLDERS

     All Liens granted or contemplated hereby shall be for the benefit of the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Indenture.

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GNE INVESTMENTS, INC.,
as the Grantor


By:  /s/ Lindsay C. Jones
     Name: Lindsay C. Jones
     Title: Secretary


THE BANK OF NEW YORK,
as the Trustee and the Collateral Agent


By:  /s/ M. Ciesmelewski
     Name: M. Ciesmelewski
     Title: Authorized Signatory

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                                   EXHIBIT A-1

                                POWER OF ATTORNEY

This Power of Attorney is executed and delivered by GNE Investments, Inc., a Washington corporation (the "Grantor"), to The Bank of New York (hereinafter referred to as "ATTORNEY"), as the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations, under an Indenture dated as of June 17, 2002 and a Security Agreement dated as of June 17, 2002, and other related documents (each as further amended, modified or supplemented, as applicable, from time to time, the "NOTE DOCUMENTS"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Grantor without Attorney's written consent.

The Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as the Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Note Documents, and, without limiting the generality of the foregoing, the Grantor hereby grants to Attorney the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, and at any time, to do the following: (a) change the mailing address of the Grantor, open a post office box on behalf of the Grantor, open mail for the Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of the Grantor; (b) effect any repairs to any asset of the Grantor, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Grantor or its property; (d) defend any suit, action or proceeding brought against the Grantor if the Grantor does not defend such suit, action or proceeding or if Attorney believes that the Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to the Grantor whenever payable and to enforce any other right in respect of the Grantor's property; (f) cause the certified public accountants then engaged by the Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without the Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Note Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of the Grantor for all purposes, and to do, at Attorney's option and the Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as the Grantor might do. The Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by the Grantor and the Grantor has caused its seal to be affixed pursuant to the authority of its board of directors on June __, 2002.

ATTEST:

By:  /s/ T. Eastman
     Name: T. Eastman
     Title: V.P.


                            NOTARY PUBLIC CERTIFICATE

On this 16 day of June, 2002, T. Eastman who is personally known to me appeared before me in his/her capacity as the V.P. of GNE INVESTMENTS, INC. (the "Grantor") and executed on behalf of the Grantor the Power of Attorney in favor of The Bank of New York to which this Certificate is attached.

                                        /s/ Jeffrey Gimpel
                                   ---------------------------------------------
                                   Notary Public

                                   EXHIBIT A-2

                                POWER OF ATTORNEY

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

KNOW ALL MEN BY THESE PRESENTS, GNE Investments, Inc., a Washington corporation with its principal place of business at 4899 West 2100 South, Salt Lake City, Utah 84120 (hereinafter called the "GRANTOR"), hereby appoints and constitutes The Bank of New York (the "SECURED PARTY") as the Trustee and the Collateral Agent under an Indenture dated as of June 17, 2002 (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "INDENTURE") among, INTER ALIA, the Grantor and Secured Party, its true and lawful attorney, with full power of substitution, and with full power and authority, upon the occurrence and during the continuance of an Event of Default (defined in the Indenture) to perform the following acts on behalf of the
Grantor:

(i) For the purpose of granting, selling, licensing or otherwise disposing of all right, title and interest of the Grantor in and to any letters patent, design and plant patents, utility models, industrial designs, inventory certificates and statutory invention registrations of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part, term restorations and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of transfer or other papers necessary or advisable to effect such purpose;

(ii) For the purpose of granting, selling, licensing or otherwise disposing of all right, title and interest of Debtor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of transfer or other papers necessary or advisable to effect such purpose;

(iii) For the purpose of granting, selling, licensing or otherwise disposing of all right, title and interest of Debtor in and to any copyrights, and all registrations, recordings, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, to execute and deliver any and all agreements, documents, instruments of transfer or other papers necessary or advisable to effect such purpose; and

(iv) To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Secured Party may in its sole but reasonable discretion determine.

This power of attorney is made pursuant to a Copyright Security Agreement, a Patent Security Agreement and a Trademark Security Agreement, each of which is dated the date hereof, as amended from time to time, by the Grantor in favor of Secured Party and will take effect solely for the purposes of Section 7 of the Security Agreement and is subject to the conditions thereof and may not be revoked until the payment or performance in full of all "Note Obligations" as defined in the Indenture.

Dated as of June 17, 2002.

GNE INVESTMENTS, INC.


By:  /s/ Lindsay C. Jones
     Name: Lindsay C. Jones
     Title: Secretary